Deutsche Top 50 US
(Class A Shares, Class B Shares and Class C Shares)

A Series of the Deutsche Funds, Inc.

Supplement to the Combined Prospectus Dated October 31, 1998

Effective May 10, 1999, the Fund's adviser, Deutsche Bank Securities Investment Management Inc., announced that Hanspeter Ackermann is the new portfolio manager and Karin Hillmer is the new assistant portfolio manager for the Top 50 US Portfolio (US Dollar), the corresponding portfolio of the Fund.

Accordingly, please delete the third paragraph under the section entitled "Portfolio Management" on page 13 of your prospectus and replace it in its entirety with the following:

     "Hanspeter Ackermann is the portfolio manager, and Karin Hillmer is the assistant portfolio manager, for the Top 50 US Portfolio effective May 10, 1999. Mr. Ackermann also serves as the chief investment officer of Deutsche Bank Private Banking, New York, and managing director and head of the Investment Management Department of Deutsche Bank Securities Inc. He joined Deutsche Bank Securities Inc. in April 1996 as an international equity portfolio manager and the portfolio manager of the Germany Funds. Previously, Mr. Ackermann was president and managing partner of Eiger Asset Management from September 1993 through March 1996. Mr. Ackermann is a Chartered Financial Analyst. Ms. Hillmer has been co-manager of the Deutsche Bank's Core Equity and Blue Chip Equity portfolios since 1994. Ms. Hillmer joined Deutsche Bank Securities Inc. in 1986, and has been with the Asset Management group since 1990, where she is currently responsible for buy-side research."

                                                                    May 28, 1999








Edgewood Services, Inc., Distributor
G02216-14 (5/99)